UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
October 17, 2013
AMEREN CORPORATION
(Exact name of registrant as specified in its charter)

Missouri	1-14756	43-1723446
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1901 Chouteau Avenue, St. Louis, Missouri 63103
(Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre‑commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre‑commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events.
As previously reported, on March 14, 2013, Ameren Corporation (“Ameren”) entered into a transaction agreement to divest its Merchant Generation business to Illinois Power Holdings, LLC (“IPH”), an indirect wholly owned subsidiary of Dynegy, Inc. Under the terms of the transaction agreement with IPH, Ameren Energy Resources Company, LLC ("AER") will effect a reorganization that will, among other things, transfer substantially all of the assets and liabilities of AER to the newly created limited liability company that is a direct wholly owned subsidiary of AER ("New AER"). Immediately prior to Ameren's entry into the transaction agreement with IPH, Ameren Energy Generating Company (“Genco”) exercised its option under the amended put option agreement with AmerenEnergy Medina Valley Cogen LLC (“Medina Valley”) to sell Genco's Elgin, Gibson City, and Grand Tower gas‑fired energy centers (the “Put Option Assets”) to Medina Valley. Ameren expects a third-party sale of the Put Option Assets will be completed by the end of 2013. As a result of Ameren's entry into the transaction agreement and its plan to sell the Put Option Assets, Ameren segregated New AER's and the Put Option Assets' operating results, assets, and liabilities and presented them separately as discontinued operations for all periods presented beginning with Ameren's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, filed with the U.S. Securities and Exchange Commission (“SEC”) on May 10, 2013.
Ameren is filing this Current Report on Form 8-K to recast Ameren's consolidated financial statements and certain other financial information included in Ameren's Annual Report on Form 10-K for the year ended December 31, 2012 (“Form 10-K”), filed with the SEC on March 1, 2013. The relevant financial information in the Form 10-K is being recast solely to reflect the impact of the discontinued operations presentation for New AER and the Put Option Assets as of the dates and for the periods covered by such consolidated financial statements. All other information in the Form 10-K remains unchanged.
Ameren has recast the following portions of the Form 10-K to reflect the discontinued operations presentation described above:
Item 6.     Selected Financial Data
Item 7.     Management's Discussion and Analysis of Financial Condition and Results of Operations
Item 7A.     Quantitative and Qualitative Disclosures about Market Risk
Item 8.     Financial Statements and Supplementary Data
Schedule I.     Condensed Financial Information of Parent
Schedule II.     Valuation and Qualifying Accounts
Exhibit 12.1     Computation of Ratio of Earnings to Fixed Charges

The recast portions of the Form 10-K described above are attached as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, and 12.1 hereto, respectively, and incorporated herein by reference.
Except as described above, the information contained herein does not modify or update the disclosures contained in the Form 10-K in any way, nor does it reflect any information or events, subsequent to the date of the Form 10-K. Without limitation to the foregoing, this information does not purport to update the MD&A for any information, uncertainties, risks, events or trends occurring or known to management. Therefore, the information contained herein should be read in conjunction with the Form 10-K and Ameren's other filings with the SEC under the Securities Exchange Act of 1934 subsequent to the filing of the Form 10-K, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013, as filed with the SEC on May 10, 2013 and August 9, 2013, respectively. The information contained herein is not an amendment to, or a restatement of, the Form 10-K.
As filed with the SEC on March 1, 2013, the Form 10-K was a combined filing by Ameren and two of its registrant subsidiaries, Union Electric Company ("Ameren Missouri"), and Ameren Illinois Company ("Ameren Illinois"). The recast of Ameren's consolidated financial statements and certain other financial information to reflect New AER and the Put Option Assets as discontinued operations did not impact Ameren Missouri's or Ameren Illinois' financial statements as previously filed; accordingly, Ameren Missouri's and Ameren Illinois' financial statements and related disclosures have not been recast and are not being modified or updated by the information contained in this Current Report on Form 8-K.
The words “our,” “we” or “us” are used in Exhibits 12.1, 99.1, 99.2, 99.3, 99.4, 99.5, and 99.6 hereto with respect to certain information that relates to Ameren. When appropriate, subsidiaries of Ameren Corporation are named specifically as their various business activities are discussed. Refer to the “Glossary of Terms and Abbreviations” in Ameren's Form 10-K for the year ended December 31, 2012, and as updated by the “Glossary of Terms and Abbreviations” in Ameren's Form 10-Q for the quarter ended June 30, 2013, for a complete listing of glossary terms and abbreviations.

ITEM 9.01    Financial Statements; Exhibits.

(d)	Exhibits

Exhibit Number:	Title:

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Item 6. Selected Financial Data

99.2	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 7A. Quantitative and Qualitative Disclosures about Market Risk

99.4	Item 8. Financial Statements and Supplementary Data

99.5	Schedule I. Condensed Financial Information of Parent

99.6	Schedule II. Valuation and Qualifying Accounts

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Document

Forward-looking Statements
Statements in this report, including the exhibits hereto, not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. As noted above, the information from the Form 10-K (including any forward-looking statements) reflected in this report has not been modified or updated, nor does it reflect any information or events subsequent to the date of the Form 10-K, other than to reflect the impact of the discontinued operations presentation for New AER and the Put Option Assets. Although such forward-looking statements have been made in good faith and based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors, in addition to those discussed under Risk Factors in the Form 10-K and in Ameren's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, as well as those discussed elsewhere in this report, including the exhibits hereto, and in our other filings with the SEC, could cause actual results to differ materially from management expectations suggested in such forward-looking statements:.

•	completion of our divestiture of New AER and the sale of the Elgin, Gibson City, and Grand Tower gas-fired energy centers;

•
regulatory approvals, including from the Federal Energy Regulatory Commission (“FERC”), the Federal Communications Commission and the Illinois Pollution Control Board relating to, and the satisfaction or waiver of the conditions to, the divestiture of New AER and regulatory approvals from FERC with respect to both the transfer to Medina Valley and ultimate sale to a third-party of the Elgin, Gibson City, and Grand Tower gas-fired energy centers;

•
Ameren's exit from the Merchant Generation business, which could result in additional impairments of long-lived assets, disposal-related losses, contingencies, reduction of existing deferred tax assets, or could have other adverse impacts on the financial condition, results of operations and liquidity of Ameren;

•
regulatory, judicial, or legislative actions, including changes in regulatory policies and ratemaking determinations, such as the outcome of Ameren Illinois' natural gas delivery service rate case filed in 2013; the court appeals of Ameren Missouri's and Ameren Illinois' electric rate orders issued in 2012; Ameren Missouri's current fuel adjustment clause prudence review by the Missouri Public Service Commission; Ameren Missouri's request with the MoPSC for an accounting authority order relating to the deferral of certain fixed costs; Ameren Illinois' request for rehearing of FERC's July 2012 and June 2013 orders regarding the alleged inclusion of acquisition premiums in Ameren Illinois transmission rates; and future regulatory, judicial, or legislative actions that seek to change regulatory recovery mechanisms;

•
the effect of Ameren Illinois participating in a performance-based formula ratemaking process under the Illinois Energy Infrastructure Modernization Act (“IEIMA”), including the direct relationship between Ameren Illinois' return on common equity and the 30-year United States Treasury bond yields, the related financial commitments required by the IEIMA, and the resulting uncertain impact on the financial condition, results of operations and liquidity of Ameren Illinois;

•
the decision of when Ameren Illinois would begin to participate in the regulatory framework provided by the state of Illinois' recently enacted Natural Gas Consumer, Safety and Reliability Act, which allows for the use of a rider to recover costs of certain infrastructure investments made between rate cases;

•	the effects of, or changes to, the Illinois power procurement process;

•
the effects of increased competition in the future due to, among other things, deregulation of certain aspects of our business at both the state and federal levels, and the implementation of deregulation;

•
changes in laws and other governmental actions, including monetary, fiscal, and tax policies, such as changes that result in our being unable to claim all or a portion of the cash tax benefits that are expected to result from the divestiture of AER;

•
the effects on demand for our services resulting from technological advances, including advances in energy efficiency and distributed generation sources, which generate electricity at the site of consumption;

•	increasing capital expenditure and operating expense requirements and our ability to recover these costs;

•
the cost and availability of fuel such as coal, natural gas, and enriched uranium used to produce electricity; the cost and availability of purchased power and natural gas for distribution; and the level and volatility of future market prices for such commodities, including the ability to recover the costs for such commodities;

•	the effectiveness of our risk management strategies and the use of financial and derivative instruments;

•	the level and volatility of future prices for power in the Midwest, which may have a significant effect on the financial condition of Ameren's Merchant Generation segment;

•	business and economic conditions, including their impact on interest rates, bad debt expense, and demand for our products;

•
disruptions of the capital markets, deterioration in credit metrics of the Ameren companies, or other events that make the Ameren companies' access to necessary capital, including short-term credit and liquidity, impossible, more difficult, or more costly;

•
our assessment of our liquidity, including liquidity concerns for Ameren's Merchant Generation business, and specifically for Genco, whose ability to borrow additional funds from external, third-party sources is restricted;

•	the impact of the adoption of new accounting guidance and the application of appropriate technical accounting rules and guidance;

•	actions of credit rating agencies and the effects of such actions;

•
the impact of weather conditions and other natural phenomena on us and our customers, including the impacts of droughts, which may cause lower river levels and could limit our energy centers' ability to generate power;

•	the impact of system outages;

•	generation, transmission, and distribution asset construction, installation, performance, and cost recovery;

•	the effects of our increasing investment in electric transmission projects and uncertainty as to whether we will achieve our expected investment and returns in a timely fashion, if at all;

•	the extent to which Ameren Missouri prevails in its claims against insurers in connection with its Taum Sauk pumped-storage hydroelectric energy center incident;

•	the extent to which Ameren Missouri is permitted by its regulators to recover in rates the investments it made in connection with additional nuclear generation at its Callaway energy center;

•	operation of Ameren Missouri's Callaway energy center, including planned, unplanned and refueling outages, and future decommissioning costs;

•	the effects of strategic initiatives, including mergers, acquisitions and divestitures, including the divestiture of the Merchant Generation business, and any related tax implications;

•
the impact of current environmental regulations on utilities and power generating companies and new, more stringent or changing requirements, including those related to greenhouse gases, other emissions and discharges, cooling water intake structures, coal combustion residuals, and energy efficiency, that are enacted over time and that could limit or terminate the operation of certain of our energy centers, increase our costs, result in an impairment of our assets, result in sales of our assets, reduce our customers' demand for electricity or natural gas, or otherwise have a negative financial effect;

•	the impact of complying with renewable energy portfolio requirements in Missouri;

•	labor disputes, workforce reductions, future wage and employee benefits costs, including changes in discount rates and returns on benefit plan assets;

•	the inability of our counterparties and affiliates to meet their obligations with respect to contracts, credit agreements, and financial instruments;

•	the cost and availability of transmission capacity for the energy generated by Ameren's and Ameren Missouri's energy centers or required to satisfy energy sales made by Ameren or Ameren Missouri;

•	legal and administrative proceedings; and

•	acts of sabotage, war, terrorism, cybersecurity attacks or intentionally disruptive acts.

Given these uncertainties, undue reliance should not be placed on these forward-looking statements. Except to the extent required by the federal securities laws, we undertake no obligation to update or revise publicly any forward-looking statements to reflect new information or future events.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

    Martin J. Lyons, Jr.
Executive Vice President and Chief Financial Officer

Date: October 17, 2013

Exhibit Index

Exhibit Number:	Title:

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Item 6. Selected Financial Data

99.2	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 7A. Quantitative and Qualitative Disclosures about Market Risk

99.4	Item 8. Financial Statements and Supplementary Data

99.5	Schedule I. Condensed Financial Information of Parent

99.6	Schedule II. Valuation and Qualifying Accounts

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Document